EXHIBIT 10.5

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of June 30, 1999, is made and entered into by and among EGLOBE FINANCING CORPORATION, a Delaware corporation ("eGlobe Financing"), IDX FINANCING CORPORATION, a Delaware corporation ("IDX Financing"), and TELEKEY FINANCING CORPORATION, a Delaware corporation ("Telekey Financing" and together with eGlobe Financing and IDX Financing, the "Financing Companies"), and EXTL INVESTORS, LLC, a limited liability company organized under the laws of Nevada (the "Investor").

                                   WITNESSETH:

         WHEREAS, the Financing Companies are collectively issuing and selling to the Investor, and the Investor is purchasing from the Financing Companies, the Financing Companies' 5% Secured Notes (the "Secured Notes") and the Financing Companies are executing and delivering a revolving note based on the balance of accounts receivable (the "A/R Note" and collectively with the Secured Notes, the "Notes"), pursuant to the terms and conditions of the Loan and Note Purchase Agreement dated April 9, 1999 by and among eGlobe Financing, eGlobe, Inc., a Delaware corporation and the parent corporation of eGlobe Financing (the "Parent"), and the Investor, as amended by Amendment No. 1 to Loan and Note Purchase Agreement dated as of the date hereof (as amended, the "Loan and Note Purchase Agreement");

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given such terms in the Loan and Note Purchase Agreement; and

         WHEREAS, in connection with the purchase of the Secured Notes and issuance of the A/R Note, the Investor desires to obtain from the Financing Companies and the Financing Companies desire to grant to the Investor a security interest in the collateral more particularly described below.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GRANT OF SECURITY INTEREST. For the purpose of securing the Obligations (as defined below), each Financing Company hereby grants to the Investor (subject to Section 4(a) hereof) a security interest in all equipment and other tangible personal property of such Financing Company which is movable or which are fixtures and which are used or bought for use primarily in such Financing Company's business, whether now owned or hereafter acquired and wherever located, together with all

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proceeds  and  products  thereof  and  accessions  therefor,  including  without limitation the equipment and other property described on Schedule 1 hereto, in each case only to the extent that the grant by such Financing Company of a security interest pursuant to this Agreement would not violate any Material Contract (as defined in the Loan and Note Purchase Agreement) (collectively, the "Collateral"); provided, however, that should the prohibition on the grant of a security interest under a Material Contract be extinquished, such security interest shall immediately attach to such Collateral.

         2. THE OBLIGATIONS. The obligations secured hereby shall include (a) the due and punctual payment (in cash or in Parent Common Stock, pursuant to the terms of the Notes and the Loan and Note Purchase Agreement) of the principal, interest and any other amounts payable in respect of the Notes, and (b) all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby and (c) the performance of all obligations under the Loan and Note Purchase Agreement where the failure to perform would constitute an Event of Default thereunder (collectively, the "Obligations").

         3. REPRESENTATIONS AND WARRANTIES OF THE FINANCING COMPANIES. Each Financing Company represents and warrants as follows:

                  (a) Except as set forth on Schedule 1 hereto, such Financing Company is the owner of the Collateral and has good and marketable title to the Collateral free and clear of any liens, security interests, claims and encumbrances except for those in favor of the Investor and those previously disclosed in writing to the Investor, contingent or otherwise.

                  (b) The addresses set forth on Schedule 1 hereto are all of the locations of all Collateral.

                  (c) The execution and delivery of this Agreement and the financing statements delivered in connection herewith by such Financing Company do not conflict with or violate any Law (including, without limitation, any judgment or injunction) applicable to such Financing Company or its assets or properties or any contract or security agreement to which such Financing Company is a party or by which its assets or properties are encumbered.

         4. COVENANTS. Each Financing Company covenants and agrees as follows:

                  (a) Except with the prior written consent of the Investor, such Financing Company will not grant or permit to exist any liens or security interests other than (i) those created by this Agreement, (ii) Permitted Liens pursuant to the Loan and Note Purchase Agreement, and
         (iii) Encumbrances not prohibited by Section 4.9 of the Loan and Note Purchase Agreement, to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal or private process. To the extent that an item of Collateral is subject to

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
         a Permitted Lien or an Encumbrance not prohibited by such Section 4.9 of the Loan and Note Purchase Agreement, or is included in Schedule 1 hereto as an exception pursuant to Section 3(a), the lien created by this Agreement is intended to be junior in lien and effect to such liens and encumbrances, but only if such junior lien is not prohibited by the terms of any agreement relating to any such liens or encumbrances. If any such agreement does prohibit such junior lien, then such item of Collateral shall not be subject to the security interest contemplated by this Agreement. Such Financing Company shall use all reasonable efforts to obtain such consents, waivers or amendments as may be necessary or appropriate to permit such junior lien, and upon obtaining the same to reflect that such item of Collateral shall be subject to the security interest contemplated by this Agreement. Such Financing Company shall promptly notify the Investor of any default or alleged default by such Financing Company under any lien prior to the lien created by this Security Agreement on the Collateral, or any portion thereof.

                  (b) Such Financing Company will not permit any of the Collateral to be removed from the location specified on Schedule 1, except for temporary periods in the normal and customary use thereof, without the prior written consent of the Investor, and will permit the Investor to inspect the Collateral at any reasonable time following reasonable advance notice from the Investor to such Financing Company.

                  (c) If any of the Collateral is equipment of a type normally used in more than one state or country (whether or not actually so used), such Financing Company will contemporaneously herewith furnish the Investor a list of the states and countries wherein such equipment is or will be used, and hereafter will notify the Investor in writing of any other states and countries in which such equipment is so used.

                  (d) Except as contemplated by the Loan and Note Purchase Agreement, such Financing Company will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Investor, except for any items of Collateral which become obsolete or which, in such Financing Company's reasonable judgment, is no longer useful in the conduct of such Financing Company's business, or which is replaced by other Collateral, unless such sale, exchange, lease or other disposition is on an arm's length basis for fair value and in the ordinary course of business.

                  (e) Such Financing Company will, in all material respects, maintain, preserve and keep the Collateral (whether owned in fee or a leasehold interest) in good repair and working order, reasonable wear and tear excepted, and from time to time will make all necessary repairs, replacements, renewals and additions so that at all times the economic efficiency thereof will be maintained and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same. If such Financing

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
         Company fails to pay such sums, the Investor may do so for such Financing Company's accounts and add the amount thereof to the other amounts secured hereby.

                  (f) Such Financing Company will defend the Collateral against the claims and demands of all persons.

                  (g) Such Financing Company will pay to the Investor all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and such payments shall be made in cash or in Parent Common Stock in accordance with the terms of the Notes.

                  (h) Such Financing Company shall carry and maintain in full force and effect, at all times with financially sound and reputable institutions, insurance in such forms and amounts and against such risks as may be reasonable and prudent in the circumstances for a company holding the assets it will hold as of the Second Closing Date and as may be required by applicable Laws. Such Financing Company assigns to the Investor all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all such proceeds directly to the Investor, and appoints the Investor such Financing Company's attorney in fact to endorse any draft or check from such insurer made payable to such Financing Company in order to collect the benefits of such insurance. Such Financing Company will, to the extent permitted by such insurance policies, add the Investor as an additional insured thereunder. If an Event of Default (as defined in the Loan and Note Purchase Agreement) has occurred and is continuing, any money received by the Investor under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, otherwise said money shall be delivered by the Investor to such Financing Company for the purpose of repairing or restoring the Collateral. If such Financing Company fails to keep the Collateral insured as required above, the Investor shall have the right to obtain such insurance at such Financing Company's expense and add the cost thereof to the other amounts secured hereby.

                  (i) Such Financing Company will file, and pay all costs of filing, such financing, continuation and termination statements with respect to the security interests created hereby as the Investor may reasonably request, and the Investor is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby.

                  (j) Such Financing Company shall deliver to the Investor, on a monthly basis, reports certified by its chief financial officer or treasurer indicating whether any additional lien or security interest has been created with respect to the Collateral, indicating the type of lien or security interest and describing the obligation secured, or stating that no additional lien has been created.

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
                  (k) Such Financing Company shall take or cause to be taken such further actions, shall execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Investor may reasonably request to effectuate the purposes, terms, and conditions of this Agreement, whether before, at or after the closing of transactions contemplated hereby or the occurrence of an Event of Default (as defined in the Loan and Note Purchase Agreement).

         5. EVENT OF DEFAULT. The occurrence of an Event of Default under the Loan and Note Purchase Agreement shall constitute an Event of Default hereunder.

         6. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence and during the continuation of an Event of Default, the Investor may exercise any and all rights and remedies provided by the Uniform Commercial Code (Texas) or other applicable law, as well as all other rights and remedies possessed by the Investor pursuant to the Loan and Note Purchase Agreement, all of which shall (to the extent permitted by law) be cumulative. Any notice of sale, lease or other intended disposition of the Collateral by the Investor sent to the Financing Companies at the address hereinafter set forth, at least ten (10) days prior to such action, shall constitute reasonable notice to the Financing Companies.

         The Investor may waive any Event of Default before or after the same has been declared without impairing its right to declare a subsequent Event of Default hereunder.

         7. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations, the Investor shall release the security interest created hereby and shall execute and deliver to the Financing Companies such termination statements and other agreements and documents as the Financing Companies may reasonably request to evidence such payment and release.

         8. POWER OF ATTORNEY. The Financing Companies hereby constitute the Investor as the Financing Companies' attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to do all acts and things necessary or desirable to enforce the Investor's rights under this Agreement. This power of attorney is coupled with an interest and is irrevocable until all of the Obligations are paid in full.

         9. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail
(postage prepaid, return receipt requested) to the parties at the following addresses (or at such other address for


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
a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

                  (a)      If to the Financing Companies:

                           eGlobe Financing Corporation
                           IDX Financing Corporation
                           Telekey Financing Corporation
                           2000 Pennsylvania Avenue, NW

                           Suite 4800
                           Washington, DC  20006
                           Telecopier No.:  202-882-8984
                           Attention:  Chairman

                  (b)      If to the Parent:

                           eGlobe, Inc.
                           2000 Pennsylvania Avenue, NW

                           Suite 4800
                           Washington, DC  20006
                           Telecopier No.:  202-882-8984
                           Attention:  Chairman

                  (c)      If to the Investor:

                           EXTL Investors, LLC
                           850 Cannon, Suite 200
                           Hurst, TX 76054
                           Telecopier No.:  817-428-3899
                           Attention: Ronald Jensen

         10. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         11. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         12. ENTIRE AGREEMENT. This Agreement (together with the Schedules delivered pursuant hereto and the Loan and Note Purchase Agreement, as referred to or incorporated herein) constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties,

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
or any of them, with respect to the subject matter hereof, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

         13. SPECIFIC PERFORMANCE. The transactions contemplated by this Agreement are unique. Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance, provided such party is not in material default hereunder.

         14. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         15. THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

         16. FEES AND EXPENSES. Except as otherwise provided for in this Agreement, each party hereto shall pay its own fees, costs and expenses incurred in connection with this Agreement and in the preparation for and consummation of the transactions provided for herein.

         17. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

         18. CONSENT REQUIRED. Any term, covenant, agreement or condition of this Agreement may, with the consent of the Financing Companies, be amended or compliance therewith may be waived (either generally or in particular instance and either retroactively or prospectively), if the Financing Companies shall have obtained the consent in writing of the Investor.

         19. GOVERNING LAW. All corporate law matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

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
         Notwithstanding the foregoing, it is the intention of the parties that, to the extent local law would govern with respect to Collateral located in a particular jurisdiction, this Agreement shall create a security interest, floating charge or similar grant of rights under such local law with respect to Collateral located in such jurisdiction.

         20. COUNTERPARTS. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

















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
         IN WITNESS WHEREOF, the Financing Companies and the Investor have caused this Agreement to be executed as of the date first above written.

                                       EGLOBE FINANCING CORPORATION

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 2000 Pennsylvania Avenue, NW
                                                 Suite 4800
                                                 Washington, DC  20006

                                       IDX FINANCING CORPORATION

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 2000 Pennsylvania Avenue, NW
                                                 Suite 4800
                                                 Washington, DC  20006

                                       TELEKEY FINANCING CORPORATION

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 2000 Pennsylvania Avenue, NW
                                                  Suite 4800
                                                  Washington, DC  20006

                                        EXTL INVESTORS, LLC

                                        By:
                                                --------------------------------
                                        Title:
                                                --------------------------------
                                        Address: 850 Cannon, Suite 200
                                                 Hurst, TX 76054


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
                                  SCHEDULE 1

                     Collateral, Location, Title Exceptions
                     --------------------------------------

COLLATERAL DESCRIPTION:

         See Attachment A

COLLATERAL LOCATION:

         All collateral owned by eGlobe Financing is located at:

                  4260 E. Evans Avenue
                  Denver, Colorado 80222

                           OR

                  Banehojvej 19 8600
                  Silkeborg, Denmark

                           OR

                  Rm. 2503-4
                  CLI Building, 313-317,
                  Hennessy Road
                  Wanchai Hong Kong

                           OR

                  Suite 1
                  Millpool House, Mill Lane
                  Godalming Suri GU7EY England

                           OR

                  with respect to the Caviars:  See Attachment B

         All collateral owned by IDX Financing is located at:

                  11410 Issac Newton Square North, Suite 101
                  Reston, Virginia 20190

                           OR

                  Rm. 2503-4
                  CLI Building, 313-317,
                  Hennessy Road
                  Wanchai Hong Kong

                           OR

                  9F, No. 142, Nan-Kang Rd., Sec. 2
                  Taipei, Taiwan

         All collateral owned by Telekey Financing is located at:

                  229 Peachtree Street, Suite 1102
                  Atlanta, Georgia 30303

TITLE EXCEPTIONS:

         None

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